SMITH BARNEY WORLD FUNDS, INC.
Pacific Portfolio

Supplement dated August 17, 1998
to Prospectus dated February 27, 1998




The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the Prospectus.

Effective immediately, purchases of Class L shares may be made at net asset value without a sales charge by investors in the Equity Income Fund - Select Ten Hong Kong Unit Trust (All Series) and the Equity Income Fund - Select Ten Japan Unit Trust (All Series) (collectively, the "Unit Trusts") who sell their shares of the Unit Trusts prior to or upon maturity and who direct that the proceeds of such sales be invested in Class L shares.






FD 01536


u:\legal\funds\sbwf\1998\secdocs\supppac.doc